UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 30, 2017
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Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

001-31303	BLACK HILLS CORPORATION (A South Dakota Corporation) 625 Ninth Street Rapid City, South Dakota 57701 Telephone 605.721.1700	46-0458824
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2017, the Company announced that Robert A. Myers, Senior Vice President and Chief Human Resources Officer, will retire from the Company on April 1, 2017 after 8 years of service with the Company. Mr. Myers will continue as a Senior Vice President until his retirement to provide for a reasonable transition period.

Item 8.01 Other Events

The Company also announced that Jennifer C. Landis, the Company’s Vice President - Human Resources will succeed Mr. Myers as Senior Vice President and Chief Human Resources Officer effective February 1, 2017. Ms. Landis has held positions of increasing responsibility throughout her 15 year career with the Company, beginning her career in Information Technology and transitioning to Human Resources in 2008. She was appointed Vice President - Human Resources in April 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION, Registrant

By:/s/ Brian G. Iverson
Brian G. Iverson
Senior Vice President
and General Counsel

Date:January 31, 2017

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